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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported)  April 28, 1995
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                           KRAUSE'S FURNITURE, INC.
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            (Exact name of registrant as specified in its charter)



         Delaware                     0-17868                    77-0310773
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)



        5980 Stoneridge Drive, Suite 109, Pleasanton, California 94588
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        (Address of principal executive offices)               (Zip Code)



     Registrants's telephone number, including area code: (510) 460-6201
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        (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

        On April 28, 1995, the Board of Directors of Registrant appointed Thomas M. DeLitto, Vice Chairman, to the additional position of Chief Executive Officer. Mr. DeLitto previously served as Chief Executive Officer from July 1992 to December 1994. The Board also named Stephen Anderson, President and Chief Operating Officer, in addition to his position as President and Chief Operating Officer of Krause's Sofa Factory, a subsidiary of the Company.

        In other executive changes of Registrant, Mark J. Gill has been named Chief Financial Officer, the same position he holds at Krause's Sofa Factory. Robert G. Sharpe was appointed Executive Vice President--Corporate Development and Treasurer. Mr. Sharpe had served as the Company's Chief Financial Officer since July 1987.

        The executive management changes also include the resignation of Michael W. Gibbons as President and Chief Executive Officer of the Company. Mr. Gibbons plans to pursue other business interests.

                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 1, 1995

                                                KRAUSE'S FURNITURE, INC.


                                                By: /s/  ROBERT G. SHARPE
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                                                    Robert G. Sharpe
                                                    Executive Vice President
                                                    Corporate Development
                                                    and Treasurer